Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the Second Quarter of Fiscal 2015

Bedford, Mass. — January 28, 2015 — Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its second quarter of fiscal year 2015, ended December 31, 2014.

Antonio Pietri, President and Chief Executive Officer of AspenTech, said, “AspenTech reported strong second quarter financial results that exceeded expectations from both a revenue and profitability perspective, highlighted by TLCV growth of nearly 13%. We continue to see positive demand trends for the aspenONE platform as customers focus on driving increased efficiency across their operations. This remains a top strategic priority for customers even in an uncertain and volatile economic and oil price environment.”

Pietri continued, “We are also maintaining expense discipline that is driving increased levels of profitability and cash generation.  During the quarter we repurchased $72 million of our common stock and today our Board of Directors has authorized a new $450 million share repurchase program.  We are focused on driving continued top and bottom line growth and utilizing our financial strength to generate long-term shareholder value.”

Second Quarter Fiscal 2015 and Recent Business Highlights

•                 The license portion of total contract value was $1.97 billion at the end of the second quarter of fiscal 2015, which increased 12.8% compared to the second quarter of fiscal 2014 and 4.5% sequentially.

•                 Total contract value, including the value of bundled maintenance, was $2.33 billion at the end of the second quarter of fiscal 2015, which increased 13.9% compared to the second quarter of fiscal 2014 and 4.6% sequentially.

•                 Annual spend, which the company defines as the annualized value of all term license and maintenance revenue contracts at the end of the quarter, was $399.9 million at the end of the second quarter of fiscal 2015, which increased 12.3% compared to the second quarter of fiscal 2014 and 3.9% sequentially.

•                 GAAP operating margin was 43.2%, compared to 36.6% in the second quarter of fiscal 2014.  Non-GAAP operating margin was 46.6%, compared to 40.0% in the second quarter of fiscal 2014.

•                 We repurchased approximately two million shares of our common stock for $72.0 million in the second quarter of fiscal 2015.

Summary of Second Quarter Fiscal Year 2015 Financial Results

AspenTech’s total revenue of $107.8 million increased 9.1% from $98.8 million in the second quarter of the prior year.

•                  Subscription and software revenue was $98.7 million in the second quarter of fiscal 2015, an increase from $88.9 million in the second quarter of fiscal 2014.

•                  Services and other revenue was $9.1 million in the second quarter of fiscal 2015, compared to $9.8 million in the second quarter of fiscal 2014.

For the quarter ended December 31, 2014, AspenTech reported income from operations of $46.5 million, compared to income from operations of $36.1 million for the quarter ended December 31, 2013.

Net income was $30.5 million for the quarter ended December 31, 2014, leading to net income per share of $0.34, compared to net income per share of $0.25 in the same period last fiscal year.

Non-GAAP income from operations, which adds back stock-based compensation expense, restructuring charges, amortization of intangibles associated with acquisitions and non-capitalized acquired technology, was $50.2 million for the second quarter of fiscal 2015, compared to non-GAAP income from operations of $39.5 million in the same period last fiscal year.  Non-GAAP net income was $32.8 million, or $0.36 per share, for the second quarter of fiscal 2015, compared to non-GAAP net income of $25.4 million, or $0.27 per share, in the same period last fiscal year.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had a cash and marketable securities balance of $256.5 million at December 31, 2014, a decrease of $32.7 million from the end of the prior quarter after repurchasing $72.0 million of common stock, of which $70.9 million settled in the quarter. During the second quarter, the company generated $41.4 million in non-GAAP cash flow from operations and $40.0 million in free cash flow after taking into consideration $1.4 million in capital expenditures and capitalized software.

Board of Directors Approves $450 Million Share Repurchase Program

AspenTech’s Board of Directors approved a share repurchase program for up to $450 million. This program replaces the company’s existing share repurchase program, which had approximately $58 million remaining as of December 31, 2014. The timing and amount of any shares repurchased will be determined by AspenTech based on its evaluation of market conditions and other factors. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when AspenTech might otherwise be precluded from doing so under applicable insider trading laws and regulations. The repurchase program may be suspended or discontinued at any time.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures,” which are not based on a comprehensive set of accounting rules or principles.  This non-GAAP information supplements,

and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business.  As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition.  Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance.  None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, January 28, 2015, at 4:30 p.m. (Eastern Time), to discuss the company’s financial results for the second quarter fiscal year 2015 as well as the company’s business outlook.

The live dial-in number is (866) 604-6127 or (706) 634-5625, conference ID code 65776046. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link.  A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 65776046, through February 28, 2015.

About AspenTech

AspenTech is a leading supplier of software that optimizes process manufacturing — for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient.  To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com.

Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings, and failure to continue to provide innovative, market-leading solutions; demand for, or usage of, aspenONE software declines for any reason; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements.  AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2015 Aspen Technology, Inc.  AspenTech, aspenONE and the Aspen leaf logo are registered trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS*

(Unaudited in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Revenue:
Subscription and software	$98,716	$88,924	$197,459	$167,607
Services and other	9,074	9,845	17,457	18,727
Total revenue	107,790	98,769	214,916	186,334
Cost of revenue:
Subscription and software	5,208	5,022	10,409	9,642
Services and other	7,057	7,421	14,237	14,879
Total cost of revenue	12,265	12,443	24,646	24,521
Gross profit	95,525	86,326	190,270	161,813
Operating expenses:
Selling and marketing	22,821	24,178	44,439	47,109
Research and development	15,957	15,016	32,225	30,850
General and administrative	10,226	11,020	22,451	22,893
Total operating expenses	49,004	50,214	99,115	100,852
Income from operations	46,521	36,112	91,155	60,961
Interest income	132	307	268	694
Interest expense	(4)	(8)	(7)	(26)
Other income (expense), net	(248)	(531)	(60)	(1,335)
Income before provision for income taxes	46,401	35,880	91,356	60,294
Provision for income taxes	15,937	12,617	31,924	22,032
Net income	$30,464	$23,263	$59,432	$38,262
Net income per common share:
Basic	$0.34	$0.25	$0.66	$0.41
Diluted	$0.34	$0.25	$0.65	$0.41
Weighted average shares outstanding:
Basic	89,942	92,839	90,562	93,124
Diluted	90,471	93,816	91,196	94,137

(*)- Certain items in prior period Consolidated Statements of Operations have been reclassified to conform to the current period presentation.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited in thousands, except share data)

	December 31,	June 30,
	2014	2014

ASSETS
Current assets:
Cash and cash equivalents	$158,443	$199,526
Short-term marketable securities	72,675	67,619
Accounts receivable, net	19,578	38,532
Current portion of installments receivable, net	—	640
Unbilled services	639	1,656
Prepaid expenses and other current assets	9,015	10,567
Prepaid income taxes	696	605
Current deferred tax assets	4,920	10,537
Total current assets	265,966	329,682
Long-term marketable securities	25,334	31,270
Non-current installments receivable, net	498	811
Property, equipment and leasehold improvements, net	18,327	7,588
Computer software development costs, net	1,153	1,390
Goodwill	18,045	19,276
Non-current deferred tax assets	11,265	12,765
Other non-current assets	2,766	5,190
Total assets	$343,354	$407,972

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,250	$412
Accrued expenses and other current liabilities	31,984	34,984
Income taxes payable	1,983	2,168
Current deferred revenue	197,778	228,940
Total current liabilities	233,995	266,504
Non-current deferred revenue	40,634	45,942
Other non-current liabilities	31,005	11,850
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value—
Authorized— 3,636 shares as of December 31, 2014 and June 30, 2014
Issued and outstanding— none as of December 31, 2014 and June 30, 2014
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares
Issued— 101,283,764 shares at December 31, 2014 and 101,033,740 shares at June 30, 2014
Outstanding— 88,867,557 shares at December 31, 2014 and 91,661,850 shares at June 30, 2014	10,128	10,103
Additional paid-in capital	605,455	591,324
Accumulated deficit	(204,602)	(264,034)
Accumulated other comprehensive income	6,819	9,372
Treasury stock, at cost—12,416,207 shares of common stock at December 31, 2014 and 9,371,890 shares at June 30, 2014	(380,080)	(263,089)
Total stockholders’ equity	37,720	83,676
Total liabilities and stockholders’ equity	$343,354	$407,972

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS*

(Unaudited in thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Cash flows from operating activities:
Net income	$30,465	$23,263	$59,432	$38,262
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,506	1,277	2,858	2,479
Net foreign currency (gains) losses	(719)	515	(1,379)	1,079
Stock-based compensation	3,462	3,151	7,666	7,538
Deferred income taxes	6,213	8,173	21,773	16,791
Provision for bad debts	694	785	338	805
Tax benefits from stock-based compensation	7,612	42	7,684	83
Excess tax benefits from stock-based compensation	(7,612)	(42)	(7,684)	(83)
Other non-cash operating activities	320	823	782	896
Changes in assets and liabilities:
Accounts receivable	4,450	5,323	18,519	6,475
Unbilled services	463	977	990	1,171
Prepaid expenses, prepaid income taxes, and other assets	1,672	666	2,914	1,536
Installments receivable	727	5,316	980	8,345
Accounts payable, accrued expenses, and other liabilities	2,707	3,867	(5,254)	(5,651)
Deferred revenue	(18,128)	(7,793)	(35,844)	(7,470)
Net cash provided by operating activities	33,832	46,343	73,775	72,256
Cash flows from investing activities:
Purchases of marketable securities	(27,063)	(11,018)	(39,048)	(18,992)
Maturities of marketable securities	24,499	7,886	39,012	12,424
Purchases of property, equipment and leasehold improvements	(1,437)	(809)	(4,328)	(1,724)
Capitalized computer software development costs	(1)	(285)	(137)	(504)
Net cash used in investing activities	(4,002)	(4,226)	(4,501)	(8,796)
Cash flows from financing activities:
Exercises of stock options	465	1,497	1,515	4,430
Repurchases of common stock	(70,905)	(30,000)	(115,905)	(58,919)
Payments of tax withholding obligations related to restricted stock	(1,163)	(1,788)	(2,574)	(4,237)
Excess tax benefits from stock-based compensation	7,612	42	7,684	83
Net cash used in financing activities	(63,991)	(30,249)	(109,280)	(58,643)
Effect of exchange rate changes on cash and cash equivalents	(530)	5	(1,077)	228
(Decrease) increase in cash and cash equivalents	(34,691)	11,873	(41,083)	5,045
Cash and cash equivalents, beginning of period	193,134	125,604	199,526	132,432
Cash and cash equivalents, end of period	$158,443	$137,477	$158,443	$137,477

Supplemental disclosure of cash flow information:
Income taxes paid, net	$1,070	$3,715	$2,621	$5,045
Supplemental disclosure of non-cash investing and financing activities:
Landlord improvement allowance included in leasehold improvements and deferred rent liability	$6,064	$—	$6,064	$—
Purchases of property, equipment and leasehold improvements included in accounts payable and accrued expenses	2,184	—	2,184	—
Common stock repurchases included in accrued expenses	1,712	—	1,712	—

  (*)- Certain items for the three and six months ended December 31, 2013 and the three months ended September 30, 2014 presented in the Consolidated Statements of Cash Flows have been reclassified to conform to the current period presentation.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows

The following tables reflect a reconciliation of selected Aspen Technology GAAP to Non-GAAP results of operations and cash flows.
(unaudited in thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Total expenses
GAAP total expenses (a)	$61,269	$62,657	$123,761	$125,373
Less:
Stock-based compensation (b)	(3,462)	(3,151)	(7,666)	(7,538)
Restructuring charges	—	(7)	—	(4)
Amortization of purchased technology intangibles	(224)	(224)	(448)	(473)
Non-GAAP total expenses	$57,583	$59,275	$115,647	$117,358

Income from operations
GAAP income from operations	$46,521	$36,112	$91,155	$60,961
Plus:
Stock-based compensation (b)	3,462	3,151	7,666	7,538
Restructuring charges	—	7	—	4
Amortization of purchased technology intangibles	224	224	448	473
Non-GAAP income from operations	$50,207	$39,494	$99,269	$68,976

Net income
GAAP net income	$30,464	$23,263	$59,432	$38,262
Plus:
Stock-based compensation (b)	3,462	3,151	7,666	7,538
Restructuring charges	—	7	—	4
Amortization of purchased technology intangibles	224	224	448	473
Less:
Income tax effect on Non-GAAP items (c)	(1,327)	(1,218)	(2,921)	(2,885)
Non-GAAP net income	$32,823	$25,427	$64,625	$43,392

Diluted income per share
GAAP diluted income per share	$0.34	$0.25	$0.65	$0.41
Plus:
Stock-based compensation (b)	0.04	0.03	0.08	0.08
Restructuring charges	—	—	—	—
Amortization of purchased technology intangibles	—	—	—	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.01)	(0.01)	(0.03)	(0.03)
Non-GAAP diluted income per share	$0.36	$0.27	$0.71	$0.46
Shares used in computing Non-GAAP diluted income per share	90,471	93,816	91,196	94,137

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Non-GAAP Cash Flows from Operating Activities and Free Cash Flow
GAAP cash flows from operating activities	$33,832	$46,343	$73,775	$72,256
Plus:
Excess tax benefits from stock-based compensation (d)	7,612	42	7,684	83
Non-GAAP Cash Flows from Operating Activities	$41,444	$46,385	$81,459	$72,339
Less:
Purchases of property, equipment and leasehold improvements	(1,437)	(809)	(4,328)	(1,724)
Capitalized computer software development costs	(1)	(285)	(137)	(504)
Free Cash Flow	$40,006	$45,291	$76,994	$70,111

(a) GAAP total expenses

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Total costs of revenue	$12,265	$12,443	$24,646	$24,521
Total operating expenses	49,004	50,214	99,115	100,852
GAAP total expenses	$61,269	$62,657	$123,761	$125,373

(b) Stock-based compensation expense was as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2014	2013	2014	2013
Cost of services and other	$339	$327	$677	$628
Selling and marketing	754	710	1,504	1,821
Research and development	973	889	1,964	1,745
General and administrative	1,396	1,225	3,521	3,344
Total stock-based compensation	$3,462	$3,151	$7,666	$7,538

(c) The income tax effect on non-GAAP items for the three and six months ended December 31, 2014 and 2013 is calculated utilizing the Company’s estimated federal and state tax rate of 36%.

(d) Excess tax benefits from stock-based compensation are included in non-GAAP cash flows from operating activities and free cash flow to be consistent with the treatment of other tax benefits. Refer to the Company’s Form 10-Q for the period ended December 31, 2014 for additional details.